February 2024 / © 2024 Remitly Inc. 1 Investor Presentation Fourth Quarter 2023 Earnings February 21, 2024

February 2024 / © 2024 Remitly Inc. 2 Disclosures Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2024 financial outlook, including forecasted fiscal year 2024 revenue and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, without limitation, risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, the current inflationary environment, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to keep data and our technology platform secure, the success of any acquisitions or investments that we make, our ability to compete effectively, our ability to stay in compliance with applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of changes to immigration laws, macroeconomic conditions and geopolitical forces on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our annual report on Form 10-K for the year ended December 31, 2023 to be filed with the SEC and in our annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this presentation speak only as of the date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. The guidance in this presentation is only effective as of the date given, February 21, 2024, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution of or reference to this deck following February 21, 2024 does not constitute re-affirming guidance by Remitly. Non-GAAP Financial Measures A reconciliation of GAAP to non-GAAP financial measures has been provided in the Appendix included in this presentation. An explanation of these measures is also included in the Appendix within this presentation under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense, which are directly impacted by unpredictable fluctuations in the market price of our common stock. The variability of these items could have a significant impact on our future GAAP financial results.

February 2024 / © 2024 Remitly Inc. 4Q Strategic Overview 3 Matt Oppenheimer Co-Founder & CEO

February 2024 / © 2024 Remitly Inc. 4Q23 Revenue $265m 39% Y/Y 4 *Adjusted EBITDA is a non-GAAP measure. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. 2023 results reflect exceptionally strong growth and improving returns 4Q23 Profitability ($35m) GAAP Net Loss $8m Adjusted EBITDA* 2023 Revenue $944m 44% Y/Y 2023 Profitability ($118m) GAAP Net Loss $44m Adjusted EBITDA*

February 2024 / © 2024 Remitly Inc. 5 Vision Transform lives with trusted financial services that transcend borders

February 2024 / © 2024 Remitly Inc. Localized marketing at attractive unit economics Unlock incremental customers and geographies Delight customers with fast, reliable and seamless experience Deepen customer relationships 6 1. Source: FXC Intelligence Consumer Cross-Border TAM ~$1.8t1 Current Remitly Share 2% Consistent strategy to drive long-term growth and returns

February 2024 / © 2024 Remitly Inc. 7 Quarterly Active Customers (thousands) Strong growth in quarterly active customers 4,188 +41% YoY 4,559 Increasing transaction intensity Digital receive continues to show strong growth 5,033 1.7m increase 5,409 5,911 Record number of new customers across geographies

February 2024 / © 2024 Remitly Inc. Building trust by removing unnecessary friction drives retention and engagement 8 1. Remitly internal data for 4Q 2023. 2. Disbursement speed reflects the time between when Remitly has the customer funds and when the funds are successfully disbursed (e.g., completed or available for pickup). * Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the appendix. >90% Customer transactions disbursed in less than an hour1,2 >95% Transactions without customer support contact1 260 bps YoY 4Q23 non-GAAP customer support expense* as a % of revenue Removing customer friction across the transaction lifecycle enabled by scale ● Advanced identity verification and higher precision risk systems ● Higher payment acceptance and delivery rates ● Self service error resolution and self help ● Leverage AI and ML that improves with scale in order to reduce friction — — Key outcomes

February 2024 / © 2024 Remitly Inc. 9 Predictable and durable lifetime value Contribution of customers acquired in prior years Contribution of customers acquired in-year Revenue less transaction expense 107% 82% 48% 56% YoY % growth in revenue less transaction expense 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023

February 2024 / © 2024 Remitly Inc. 10 Opportunity to serve additional markets and customers ● Serve >5,000 corridors→significant runway to expand with scale benefits ● Product and network enhancements enable us to serve additional customers USA Canada Rest of World CAGR FY 2020 v. FY 2023 Revenue Mix 2020 2023 $199m $30m $28m $632m $113m $199m 47% 56% 92% Success in entering new markets and growing existing markets

February 2024 / © 2024 Remitly Inc. Technology investments will allow us to deepen customer relationships 11 ● Faster time to market with remittance innovations ● Increasing returns from investments in key technology systems ● Complementary new products built on a modern technology platform

February 2024 / © 2024 Remitly Inc. 12 4Q Financial Results Hemanth Munipalli CFO

February 2024 / © 2024 Remitly Inc. 4Q — Continued strong execution Scale 5.9m 41% growth in quarterly active customers over 4Q 2022 $11.1b 38% growth in send volume over 4Q 2022 Revenue $265m 39% growth in revenue over 4Q 2022 13 Profitability ($35m) GAAP Net Loss $8m Adjusted EBITDA* *Adjusted EBITDA is a non-GAAP measure. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix.

February 2024 / © 2024 Remitly Inc. 1. Marketing expense and other operating expenses are non-GAAP measures. Other operating expenses include non-GAAP customer support and operations expense, non-GAAP general and administrative expense and non-GAAP technology and development expense. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. 4Q23 Year-over-Year Change Performance Drivers Revenue Growth 39% ● Strong active customer growth and retention ● Continued digital transaction intensity ● Geographic expansion diversifying revenue Transaction Expense as a % of Revenue 400 bps ● Reducing costs across pay in and disbursement network as we scale ● Enhanced fraud precision Non-GAAP Marketing Expense as a % of Revenue1 610 bps ● Record number of new customers ● LTV/CAC remains highly attractive Non-GAAP Other Operating Expenses as a % of Revenue1 14 ● Continued focus on expense discipline ● Timing of certain one time expenses ● Investments in high ROI initiatives such as reducing unnecessary friction, platform reliability/availability and scalable technology platform G&A 100 bps T&D 20 bps CS 260 bps ● Lower contact rates, less unnecessary friction and increasing automation Strong performance and targeted investments to drive future growth

February 2024 / © 2024 Remitly Inc. % of Revenue 26% 25% 23% Marketing Investments to Drive Growth1 15 Note: $ in millions. 1) Marketing expense and other operating expenses are non-GAAP measures. Other operating expenses include non-GAAP customer support and operations expense, non-GAAP general and administrative expense and non-GAAP technology and development expense. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. Significant longer term progress on focus areas YoY % Growth 78% 42% 44% Strong Revenue Growth % of Revenue 42% 40% 35% Improve Transaction Expense as a % of Revenue Other Opex as % of Revenue 35% 38% 37% Deliver Scale Benefits in Other Opex1

February 2024 / © 2024 Remitly Inc. 2024 Outlook Continuation of strategy to drive growth and high returns Key 2024 Assumptions ● Macro and FX environment stable to 4Q23 ● Predictable and durable active customer trends ● High return marketing investments ● Continued efficiencies in transaction expense ● Improving other operational efficiencies $1,225m-$1,250m 2024E Revenue 30% to 32% YoY growth — $75m-$90m 2024E Adjusted EBITDA 16 Note: We expect to remain in a GAAP net-loss position in 2024. This guidance is only effective as of the date given, February 21, 2024, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution or reference of this deck following February 21, 2024 does not constitute re-affirming guidance.

February 2024 / © 2024 Remitly Inc. Q & A 17

February 2024 / © 2024 Remitly Inc. “ Alexandra Remitly user since 2023 Sends money from Spain to ColombiaAmazing! It worked as it described it. It's reliable and quick. I'm very happy that I tried it.” 18

February 2024 / © 2024 Remitly Inc. Appendix 19

February 2024 / © 2024 Remitly Inc. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this presentation for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted by (i) interest (income) expense, net, (ii) provision for income taxes, (iii) noncash charge of depreciation and amortization, (iv) gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency, (v) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, (vi) noncash stock-based compensation expense, net, and (vii) certain acquisition, integration, restructuring, and related costs. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, net, (ii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, as well as (iii) certain acquisition, integration, restructuring, and related costs. We calculate revenue growth on a constant currency basis by translating current period GAAP revenue from foreign currency denominated subsidiary revenue at an exchange rate consistent with the prior period's average monthly rates, and then comparing it to the prior period reported GAAP revenue. Fluctuations in the United States Dollar compared to foreign currency resulted in an increase to revenue of approximately $2.4 million for the three months ended December 31, 2023, when compared to foreign currency rates in the prior period. On a constant currency basis, revenue would have been up 37% as compared to the same quarter in the prior year. 20 Non-GAAP Financial Measures

February 2024 / © 2024 Remitly Inc. Reconciliation of operating expenses to non-GAAP operating expenses (in thousands) 4Q 2023 4Q 2022 2023 2022 2021 Customer support and operations $19,917 $19,239 $82,521 $68,106 $45,525 Excluding: Stock-based compensation expense, net 394 220 1,404 816 153 Excluding: Acquisition, integration, restructuring, and related costs - - 739 - - Non-GAAP customer support and operations $19,523 $19,019 $80,378 $67,290 $45,372 Marketing $75,343 $43,163 $234,417 $170,970 $120,906 Excluding: Stock-based compensation expense, net 3,930 3,363 16,165 10,512 2,325 Non-GAAP marketing $71,413 $39,800 $218,252 $160,458 $118,581 Technology and development $59,240 $42,883 $219,939 $138,719 $64,093 Excluding: Stock-based compensation expense, net 19,920 15,461 74,967 46,420 6,931 Excluding: Acquisition, integration, restructuring, and related costs 700 - 1,224 - - Non-GAAP technology and development $38,620 $27,422 $143,748 $92,299 $57,162 General and administrative $48,657 $34,895 $179,372 $131,250 $70,941 Excluding: Stock-based compensation expense, net 11,716 8,369 44,431 37,545 7,607 Excluding: Donation of common stock - - 4,600 1,972 6,933 Excluding: Acquisition, integration, restructuring, and related costs (893) 1,077 2,234 3,462 - Non-GAAP general and administrative $37,834 $25,449 $128,107 $88,271 $56,401 21 Non-GAAP Reconciliation

February 2024 / © 2024 Remitly Inc. Reconciliation of net loss to Adjusted EBITDA and calculation of Adjusted EBITDA Margin (in thousands, except for percentages) 4Q 2023 4Q 2022 2023 2022 2021 Net loss ($35,021) ($19,395) ($117,840) ($114,019) ($38,756) Add: Interest (income) expense, net (1,461) (1,947) (5,095) (2,847) 1,116 Provision (benefit) for income taxes 5,417 (434) 5,902 1,043 1,043 Depreciation and amortization 3,484 1,854 13,118 6,724 5,256 Foreign exchange (gain) loss (8) (1,090) 2,603 (5,261) (3,125) Donation of common stock - - 4,600 1,972 6,933 Stock-based compensation expense, net 35,960 27,413 136,967 95,293 17,016 Acquisition, integration, restructuring, and related costs (193) 1,077 4,197 3,462 - Adjusted EBITDA $8,178 $7,478 $44,452 ($13,633) ($10,517) Revenue $264,758 $191,032 $944,285 $653,560 $458,605 Adjusted EBITDA margin 3.1% 3.9% 4.7% (2.1%) (2.3%) 22 Non-GAAP Reconciliation Note: Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue.

February 2024 / © 2024 Remitly Inc. Thank you.